Exhibit 99.1

SolarEdge Announces Second Quarter 2018 Financial Results

FREMONT, Calif. — August 2, 2018. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy, today announced its financial results for the second quarter ended June 30, 2018.

Second Quarter 2018 Highlights

•	Total revenues of $227.1 million

•	GAAP gross margin of 36.1%

•	GAAP net diluted EPS of $0.72

•	Non-GAAP net diluted EPS of $0.82

•	985 Megawatts (AC) of inverters shipped

“We ended the second quarter of 2018 with record revenues, stable operating income and continued strong cash generation while expanding our activities on all fronts” said Guy Sella, Founder, Chairman and CEO of SolarEdge. “This continued growth in the solar market coupled with the announced acquisition of Gamatronic that paves our way into the UPS market allows us to continue and expand our mid and long term profitability leveraging on our innovative technology and financial strength”

Second Quarter 2018 Summary

The Company reported record revenues of $227.1 million, up 8% from $209.9 million in the prior quarter and up 67% from $136.1 million year over year.

GAAP gross margin was 36.1%, down from 37.9%, in the prior quarter and up from 34.6% year over year.

GAAP operating expenses was $41.3 million, up 6% from $38.8 million in the prior quarter and up 48% from $28.0 million year over year.

GAAP operating income was $40.7 million, unchanged from $40.8 million in the prior quarter and up 113% from $19.1 million year over year.

GAAP net income was $34.6 million, down 3% from $35.7 million in the prior quarter and up 53% from $22.5 million year over year.

Non-GAAP net income was $40.6 million, down 5% from $42.6 million in the prior quarter and up 57% from $25.8 million year over year.

GAAP net diluted earnings per share (“EPS”) was $0.72, down from $0.75 in the prior quarter and up from $0.50 year over year.

Non-GAAP net diluted EPS was $0.82, down from $0.87 in the prior quarter and up from $0.55 year over year.

Cash flow from operating activities was $43.9 million, down from $64.0 million in the prior quarter and up from $31.6 million year over year.

As of June 30, 2018, cash, cash equivalents, restricted cash and marketable securities totaled $437.6 million, compared to $400.8 million on March 31, 2018.

Outlook for the Third Quarter 2018

The Company also provides guidance for the third quarter ending September 30, 2018 as follows:

•	Revenues to be within the range of $230 million to $240 million;
•	Gross margins expected to remain flat within the range of 36% to 38%.

Conference Call

The Company will host a conference call to discuss these results at 5:00 P.M. ET on Thursday, August 2, 2018. The call will be available, live, to interested parties by dialing 800-667-5617. For international callers, please dial +1 334-323-0505. The Conference ID number is 6405239.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter maximizes power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, UPS, and grid services solutions. SolarEdge is online at http://www.solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2017, filed on February 20, 2018, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of August 2, 2018.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
	Unaudited		Unaudited

Revenues	$227,118	$136,099	$436,989	$251,153
Cost of revenues	145,172	89,033	275,446	165,411

Gross profit	81,946	47,066	161,543	85,742

Operating expenses:

Research and development	19,551	12,725	37,426	24,183
Sales and marketing	15,954	11,961	32,159	22,736
General and administrative	5,776	3,265	10,465	7,704

Total operating expenses	41,281	27,951	80,050	54,623

Operating income	40,665	19,115	81,493	31,119

Financial income (expenses), net	(2,480)	3,595	(1,896)	5,005

Other expenses	-	-	64	-

Income before taxes on income	38,185	22,710	79,533	36,124

Taxes on income (tax benefit)	3,617	186	9,279	(575)

Net income	$34,568	$22,524	$70,254	$36,699

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2018	2017
	Unaudited
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$214,540	$163,163
Restricted cash	2,049	1,516
Marketable Securities	134,821	77,264
Trade receivables, net	118,103	109,528
Prepaid expenses and other accounts receivable	44,520	42,223
Inventories	102,014	82,992

Total current assets	616,047	476,686

LONG-TERM ASSETS:
Marketable securities	86,144	103,120
Property, equipment and intangible assets, net	68,532	52,297
Prepaid expenses and lease deposits	956	862
Deferred tax assets, net	11,551	8,340

Total long term assets	167,183	164,619

Total assets	$783,230	$641,305
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Trade payables, net	$81,610	$69,488
Employees and payroll accruals	23,510	22,544
Warranty obligations	18,964	14,785
Deferred revenues	3,407	2,559
Accrued expenses and other accounts payable	26,480	20,378

Total current liabilities	153,971	129,754

LONG-TERM LIABILITIES:
Warranty obligations	78,327	64,026
Deferred revenues	47,595	31,453
Lease incentive obligation	1,616	1,765
Non-current tax liabilities	16,830	16,840

Total long-term liabilities	144,368	114,084

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ EQUITY:

Common stock	5	4
Additional paid-in capital	353,470	331,902
Accumulated other comprehensive loss	(1,138)	(611)
Retained earnings	132,554	66,172

Total stockholders’ equity	484,891	397,467

Total liabilities and stockholders’ equity	$783,230	$641,305

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Six months ended June 30,
	2018	2017
	Unaudited
Cash flows provided by operating activities:
Net income	$70,254	$36,699
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property, equipment and intangible assets	5,053	3,130
Amortization of premiums on available-for-sale marketable securities	1,014	791
Stock-based compensation	13,977	7,646
Deferred tax assets, net	(3,018)	(2,105)
Loss on disposals of fixed assets	64	-

Changes in assets and liabilities:
Inventories	(18,952)	11,153
Prepaid expenses and other accounts receivable	(2,135)	(12,675)
Trade receivables, net	(9,203)	(8,399)
Trade payables, net	12,143	2,007
Employees and payroll accruals	1,028	1,206
Warranty obligations	18,479	6,965
Deferred revenues	13,120	6,935
Accrued expenses and other accounts payable	6,194	3,958
Lease incentive obligation	(148)	(148)

Net cash provided by operating activities	107,870	57,163

Cash flows used in investing activities:
Purchase of property and equipment	(21,385)	(7,611)
Investment in available-for-sale marketable securities	(89,389)	(74,106)
Maturities of available-for-sale marketable securities	46,825	31,674

Net cash used in investing activities	(63,949)	(50,043)
Cash flows from financing activities:
Proceeds from issuance of shares under stock purchase plan and upon exercise of stock-based awards	7,591	2,123

Net cash provided by financing activities	7,591	2,123

Net increase in cash, cash equivalents and restricted cash	51,512	9,243
Cash, cash equivalents and restricted cash at the beginning of the period	164,679	105,580
Effect of exchange rate differences on cash, cash equivalents and restricted cash	398	(274)

Cash, cash equivalents and restricted cash at the end of the period	$216,589	$114,549

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except gross profit and per share data)
(Unaudited)

Reconciliation of Non-GAAP Financial Measures

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended			Six months ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017

Gross profit (GAAP)	81,946	79,597	47,066	161,543	85,742
Stock-based compensation	968	924	517	1,892	1,010
Gross profit (Non-GAAP)	82,914	80,521	47,583	163,435	86,752

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended			Six months ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Gross margin (GAAP)	36.1%	37.9%	34.6%	37.0%	34.1%
Stock-based compensation	0.4%	0.5%	0.4%	0.4%	0.4%
Gross margin (Non-GAAP)	36.5%	38.4%	35.0%	37.4%	34.5%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended			Six months ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Operating expenses (GAAP)	41,281	38,769	27,951	80,050	54,623
Stock-based compensation R&D	2,605	2,382	1,280	4,987	2,485
Stock-based compensation S&M	2,094	2,204	1,204	4,298	2,234
Stock-based compensation G&A	1,461	1,339	1,033	2,800	1,917
Operating expenses (Non-GAAP)	35,121	32,844	24,434	67,965	47,987

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended			Six months ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Operating income (GAAP)	40,665	40,828	19,115	81,493	31,119
Stock-based compensation	7,128	6,849	4,034	13,977	7,646
Operating income (Non-GAAP)	47,793	47,677	23,149	95,470	38,765

	Reconciliation of GAAP to Non-GAAP Financial income, net
	Three months ended			Six months ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Financial income (expenses), net (GAAP)	(2,480)	584	3,595	(1,896)	5,005
Non cash interest	568	512	----	1,080	----
Financial income (expenses), net (Non-GAAP)	(1,912)	1,096	3,595	(816)	5,005

	Reconciliation of GAAP to Non-GAAP Other expenses
	Three months ended			Six months ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Other expenses (GAAP)	----	64	----	64	----
Fixed Assets disposal	----	64	----	64	----
Other expenses (Non-GAAP)	----	----	----	----	----

	Reconciliation of GAAP to Non-GAAP Tax on income (Tax benefit)
	Three months ended			Six months ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Tax on income (Tax benefit) (GAAP)	3,617	5,662	186	9,279	(575)
Deferred tax realized (asset)	(1,697)	(1,321)	(773)	(3,018)	(2,105)
Transition tax of foreign earnings	----	820	----	820	----
Tax on income (Tax benefit) (Non-GAAP)	5,314	6,163	959	11,477	1,530

	Reconciliation of GAAP to Non-GAAP Net income
	Three months ended			Six months ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net income (GAAP)	34,568	35,686	22,524	70,254	36,699
Stock-based compensation	7,128	6,849	4,034	13,977	7,646
Non cash interest	568	512	----	1,080	----
Fixed Assets disposal	----	64	----	64	----
Deferred tax realized (asset)	(1,697)	(1,321)	(773)	(3,018)	(2,105)
Transition tax of foreign earnings	----	820	----	820	----
Net income (Non-GAAP)	40,567	42,610	25,785	83,177	42,240

	Reconciliation of GAAP to Non-GAAP Net basic EPS
	Three months ended			Six months ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net basic earnings per share (GAAP)	0.76	0.81	0.54	1.57	0.88
Stock-based compensation	0.16	0.15	0.10	0.31	0.19
Non cash interest	0.01	0.01	----	0.03	----
FA disposal	----	----	----	----	----
Deferred tax realized (asset)	(0.03)	(0.03)	(0.02)	(0.07)	(0.05)
Transition tax of foreign earnings	----	0.02	----	0.02	----
Net basic earnings per share (Non-GAAP)	0.90	0.96	0.62	1.86	1.02

	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	Three months ended			Six months ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net diluted earnings per share (GAAP)	0.72	0.75	0.50	1.46	0.83
Stock-based compensation	0.12	0.12	0.06	0.24	0.12
Non cash interest	0.01	0.01	----	0.03	----
FA disposal	----	----	----	----	----
Deferred tax realized (asset)	(0.03)	(0.03)	(0.01)	(0.06)	(0.05)
Transition tax of foreign earnings	----	0.02	----	0.01	----
Net diluted earnings per share (Non-GAAP)	0.82	0.87	0.55	1.68	0.90

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted EPS
	Three months ended			Six months ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Number of shares used in computing net diluted earnings per share (GAAP)	48,291,280	47,673,522	44,831,590	47,984,817	44,335,521
Stock-based compensation	1,341,286	1,535,408	2,228,246	1,438,347	2,359,454
Number of shares used in computing net diluted earnings per share (Non-GAAP)	49,632,566	49,208,930	47,059,836	49,423,164	46,694,975